SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 18, 1997


                                 CRYOLIFE, INC.
               (Exact name of registrant as specified in charter)

                         Commission file number 0-21104


           Florida                                    59-2417093
(State or other jurisdiction              (IRS Employer Identification No.)
       of incorporation)




     1655 Roberts Boulevard, N.W.
           Kennesaw, Georgia                                30144
(Address of principal executive offices)                  (Zip Code)




        Registrant's telephone number including area code (770) 419-3355


                             2211 New Market Parkway
                                    Suite 142
                               Marietta, GA 30067
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.


         On February 18, 1997, the Registrant issued a press release ("Press Release") announcing its results of operations for the year ended December 31, 1996. The Registrant hereby incorporates by reference herein the information set forth in its Press Release dated February 18, 1997, a copy of which is annexed hereto as Exhibit 99.

         Except for the historical information contained in this report, the statements made by the Registrant are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. The Registrant's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. For example, the acquisition of Ideas For Medicine ("IFM") may not close as expected, due to failure to reach agreement on the final terms of the acquisition or other issues, or if the acquisition is closed as expected, IFM may not be successfully or timely integrated with the Registrant. For further information on these and other risk factors, please refer to the "Risk Factors" section of the Registrant's Form S-3 filed on November 21, 1996.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

         Not applicable.

         (b)      Pro Forma Financial Information.

         Not applicable.

         (c)      Exhibits.

Exhibit
Number                                                Description
99                                  Press Release dated February 18, 1997



408348.1


                                       -1-

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CRYOLIFE, INC.



Date:  February 25, 1997           By: /s/ Edwin B. Cordell, Jr.
                                   -----------------------------
                                           Edwin B. Cordell, Jr.
                                           Chief Financial Officer






408348.1

                                  EXHIBIT INDEX




Exhibit
Number                                                Description
99                                  Press Release dated February 18, 1997



408348.1